UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2005
AMB PROPERTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-13545 (Commission File Number)	94-3281941 (I.R.S. Employer Identification Number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)
415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Articles Supplementary setting forth the terms of the 7.00% Series O Cumulative Redeemable Preferred Stock described below were filed with the State Department of Assessments and Taxation of Maryland on December 12, 2005. The Articles Supplementary are filed as an exhibit to this Current Report on Form 8-K and incorporated by reference into this report.
Item 8.01. Other Events.
     On December 6, 2005, we executed an underwriting agreement in connection with the public offering of 3,000,000 shares of our 7.00% Series O Cumulative Redeemable Preferred Stock, par value $0.01 per share, at a price of $25.00 per share, under our shelf registration statement on Form S-3 (File No. 333-68283), and pursuant to the terms set forth in a prospectus dated December 17, 1998, as supplemented by a preliminary prospectus supplement dated December 5, 2005 and a final prospectus supplement dated December 6, 2005. We expect the transaction to close on December 13, 2005.
     Dividends on the series O preferred stock will be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October of each year, commencing on April 15, 2006 (or, if any such date is not a business day, on the next succeeding business day). Except in limited circumstances to preserve our status as a real estate investment trust, we may not redeem the series O preferred stock until December 13, 2010. On or after that date, we may redeem the series O preferred stock in whole or in part, for cash at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends on such series O preferred stock. The series O preferred stock will have no stated maturity, will not be subject to any sinking fund or mandatory redemption and will not be convertible into any other securities. We intend to apply to list the series O preferred stock on the New York Stock Exchange under the symbol “AMB – PrO”. For additional information concerning these securities, please refer to the exhibits attached to this report.
     We expect to receive net proceeds from this offering of approximately $72,187,500 after deducting underwriting discounts and commissions and estimated transaction expenses payable by us. We will use the net proceeds from the sale of the series O preferred stock for general purposes, which may include the repurchase or redemption of a portion of the preferred units issued by our subsidiaries, AMB Property, L.P. or AMB Property II, L.P.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
     The following exhibits are filed as part of this report:

Exhibit
No.	Description
1.1	Underwriting Agreement dated December 6, 2005 between AMB Property Corporation, AMB Property, L.P., Wachovia Capital Markets, LLC and J.P. Morgan Securities, Inc.

4.1	Articles Supplementary establishing and fixing the rights and preferences of the 7.00% Series O Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.18 of AMB Property Corporation’s Form 8-A filed on December 12, 2005).

4.2	Form of Certificate for 7.00% Series O Cumulative Redeemable Preferred Stock of AMB Property Corporation (incorporated by reference to Exhibit 4.4 of AMB Property Corporation’s Form 8-A filed on December 12, 2005).
Forward Looking Statements
     Some of the information included in this report contains forward-looking statements, such as statements pertaining to future plans, including anticipated closings, use of proceeds and estimated net proceeds. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and in the prospectus supplement filed with the Securities and Exchange Commission on December 7, 2005 pursuant to Rule 424(b).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation
(Registrant)

Date: December 12, 2005	By:	/s/ Tamra D. Browne

Tamra D. Browne
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
1.1	Underwriting Agreement dated December 6, 2005 between AMB Property Corporation, AMB Property, L.P., Wachovia Capital Markets, LLC and J.P. Morgan Securities, Inc.

4.1	Articles Supplementary establishing and fixing the rights and preferences of the 7.00% Series O Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.18 of AMB Property Corporation’s Form 8-A filed on December 12, 2005).

4.2	Form of Certificate for 7.00% Series O Cumulative Redeemable Preferred Stock of AMB Property Corporation (incorporated by reference to Exhibit 4.4 of AMB Property Corporation’s Form 8-A filed on December 12, 2005).